EXHIBIT 10.06

Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Item 601(a)(6) of Regulation S-K

This exhibit is an English translation of a foreign language document. The Company hereby agrees to furnish to the SEC, upon request, a copy of the foreign language document.

Supplementary Agreement
to Employment Agreement No. 20-13 dated February 03, 2020

City of Almaty                                    November 18, 2024

Parties:
EMPLOYER: Freedom Finance Joint Stock Company (certificate of state re-registration of legal entity dated 09.09.2013), located at the address: 77/7, Al-Farabi Ave., n.p. 3a, Almaty, represented by Mr. Timur Ruslanovich Turlov, Chairman of the Board of Directors, acting on the basis of the Charter
and
EMPLOYEE: Sergey Nikolaevich Lukyanov, residence permit of a foreigner in the REPUBLIC OF KAZAKHSTAN No. [***] issued by the Ministry of Internal Affairs of the REPUBLIC OF KAZAKHSTAN on [***], IIN [***], residing at the address: [***], hereinafter jointly referred to as the Parties, have concluded this Supplementary Agreement (hereinafter referred to as the Agreement) to the Employment Agreement (hereinafter referred to as the Contract) dated February 03, 2020, No. 20-13, on the following:

1. Clause 1. of Appendix No. 01 to the Contract shall be read as follows:
“1. The Employer establishes the following amount and procedure of remuneration of the Employee's labor:
The monthly salary of the Employee shall be: 20,770,000 (Twenty million seven hundred and seventy thousand) Tenge (excluding contributions to compulsory social health insurance, compulsory pension contributions to the accumulative pension fund and individual income tax, and other compulsory payments to the budget at the rates in the manner determined by the Laws of the Republic of Kazakhstan).".
2. Other terms and conditions of the Contract shall remain unchanged.
3. This Agreement shall come into force upon the signing by the parties.
4. This Agreement is drawn up in two copies, one for each of the Parties.

5. DETAILS AND SIGNATURES OF THE PARTIES

Employer: Freedom Finance Joint Stock Company	Employee: Lukyanov Sergey Nikolaevich
050040, Republic of Kazakhstan г. Almaty, Bostandyk district, Al-Farabi Ave. Al-Farabi, 77/7, n.p. 3a RNN 600500559925 BIN 061140003010 IIC [***] in JSC “Freedom Bank Kazakhstan” BIK KSNVKZKA	RESIDENCE PERMIT OF A FOREIGNER IN THE REPUBLIC OF KAZAKHSTAN NO. [***], issued on [***] by [***] IIN [***] Almaty, [***]
Chairman of the Board of Directors /s/ Turlov T.R. Turlov T.R. (seal)	/s/ Lukyanov S.N. Lukyanov S.N.